FOREST CITY ENTERPRISES, INC.
SUPPLEMENTAL PACKAGE



                                   [PICTURE]



                                                  Six Months ended July 31, 2003

                          FOREST CITY ENTERPRISES, INC.
                         SIX MONTHS ENDED JULY 31, 2003
                           SUPPLEMENTAL OPERATING DATA

                                NYSE: FCEA, FCEB




                                      INDEX
                                      -----

     CORPORATE OVERVIEW                                         3

     OPERATING DATA AND OTHER DATA
           Occupancy                                            7
           Comparable Net Operating Income (NOI)                7
           Lease Expiration Schedules                           8
           Significant Tenant Listings                         10

     DEBT MATURITY                                             13

     EXHIBITS
          Comparable NOI Data - Detail                         15






--------------------------------------------------------------------------------
Statements made here that are our intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that our results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, real estate development and investment risks, economic conditions in our target markets, reliance on major tenants, the impact of terrorist acts, our substantial leverage and the ability to service debt, guarantees under our credit facility, changes in interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, significant geographic concentration, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, competition, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks and other risk factors as disclosed from time to time in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the year ended January 31, 2003.
--------------------------------------------------------------------------------

CORPORATE OVERVIEW

                                   [PICTURE]

CORPORATE DESCRIPTION
---------------------

Founded in 1920 and publicly traded since 1960, we are principally engaged in the ownership, development, management and acquisition of commercial and residential real estate properties in 21 states and the District of Columbia. At July 31, 2003, we had approximately $5.3 billion in total assets. We have a portfolio of real estate assets diversified both geographically and among property types. We operate our business through four strategic business units:

     - Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office buildings, hotels and mixed-use projects;

     - Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments, adaptive re-use developments and supported-living facilities;

     - Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects; and

     -    Lumber Trading Group, a lumber wholesaler.


OPERATING AND OTHER STATISTICS
------------------------------

The operating data contained in this document includes: occupancy data, comparable net operating income (NOI), retail and office lease expirations, significant retail and office tenant listings and schedule of debt maturities. The term "comparable", which is used throughout this document, is defined as including properties that were opened and operated in both the first six months of 2003 and 2002.

We believe occupancy rates, retail and office lease expirations and significant retail and office tenant listings represent meaningful operating statistics about our company. This information will give interested parties a greater understanding and more information about the operating performance of our company.

Comparable NOI is a non-Generally Accepted Accounting Principle (GAAP) financial measure that is provided to supplement information presented in our Annual Reports on Form 10-K and Quarterly Reports on Form10-Q that we file with the Securities and Exchange Commission. We believe comparable NOI is useful to our investors because it measures the performance of the same properties on a period-to-period basis. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI is provided in the exhibit section to this document. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of Forest City's overall financial performance from quarter-to-quarter and year-to-year.

Our schedule of debt maturities contains both GAAP (full consolidation accounting method) and non-GAAP (pro-rata consolidation method) financial measures. We believe the pro-rata schedule of debt maturities provides a more useful and meaningful measure to our investors, because it shows our share of the maturities of the debt we manage during the period disclosed (2003-2007 and afterward). A reconciliation of the full consolidation method and pro-rata consolidation method of accounting is presented within the schedule of debt maturities.

We present certain financial amounts under the pro rata method, because we believe that this method more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of sharing risk. Under the pro rata consolidation method, we present our investments proportionate to our share of ownership, except for our syndicated residential properties, which are accounted for on the equity method. Under GAAP, the full consolidation method is used to report partnership assets and liabilities as consolidated at 100% if deemed to be under our control, even if our ownership is not 100%.

Generally, we believe these non-GAAP financial measures, mentioned above, provide supplemental information about our operations, and along with net earnings and other GAAP measures, are necessary to understand our operating results. We believe our investors use these non-GAAP measures as a supplementary measure to evaluate operating performance and our ability to service our debt obligations. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

CORPORATE OFFICE
----------------
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113

SEC FORM ON 10-K
----------------
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange
Commission can be found on our website or may be obtained without charge upon written request to:

        Thomas T. Kmiecik
        Assistant Treasurer
        tomkmiecik@forestcity.net

WEBSITE
-------
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.

INVESTOR RELATIONS
------------------
Thomas G. Smith, Executive Vice President
Chief Financial Officer

Thomas T. Kmiecik
Assistant Treasurer
(216) 621-6060

TRANSFER AGENT AND REGISTRAR
----------------------------
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, Ohio  44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com

STOCK EXCHANGE LISTING
----------------------
NYSE: FCEA and FCEB

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
---------------------------------------------
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan at 97% of current market value.
A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

OPERATING AND OTHER DATA


                                   [PICTURE]

FOREST CITY ENTERPRISES, INC.
SIX MONTHS ENDED JULY 31, 2003


OCCUPANCY DATA

                                                AVERAGE                                      AVERAGE
                              OCCUPANCY        OCCUPANCY             OCCUPANCY              OCCUPANCY
                                 AS OF            YTD                   AS OF                  YTD
                              JULY 31, 2003    JULY 31, 2003         JULY 31, 2002        JULY 31, 2002
                              -------------    -------------         -------------        -------------
RETAIL
  Comparable                    90.5%            90.3%                   91.2%                91.7%
  Total                         90.2%            89.5%                   90.3%                91.1%
OFFICE
  Comparable                    92.4%            92.2%                   93.4%                93.8%
  Total                         92.7%            89.2%                   93.9%                90.7%
RESIDENTIAL
  Comparable                    90.3%            91.4%                   92.4%                91.9%
  Total                         90.2%            89.4%                   90.1%                85.2%
HOTELS
  Comparable                                     73.2%                                        74.5%
  ADR                                         $134.73                                      $139.05


NOTES:

RETAIL AND OFFICE OCCUPANCY AS OF JULY 31, 2003 AND 2002 IS BASED ON SQUARE FEET LEASED AT THE END OF THE FISCAL QUARTER. AVERAGE OCCUPANCY YTD FOR JULY 31, 2003 AND 2002 FOR RETAIL AND OFFICE IS CALCULATED BY DIVIDING THE SUM OF LEASED SQUARE FEET AT THE BEGINNING AND END OF THE PERIOD, BY TWO. RESIDENTIAL OCCUPANCY AS OF JULY 31, 2003 AND 2002 REPRESENTS TOTAL UNITS OCCUPIED DIVIDED BY TOTAL UNITS AVAILABLE. AVERAGE RESIDENTIAL OCCUPANCY YEAR-TO-DATE FOR 2003 AND 2002 IS CALCULATED BY DIVIDING GROSS POTENTIAL RENT LESS VACANCY BY GROSS POTENTIAL RENT. AVERAGE DAILY RATE (ADR) IS CALCULATED BY DIVIDING REVENUE BY THE NUMBER OF ROOMS SOLD FOR THE SIX MONTHS ENDED JULY 31, 2003 AND 2002.

COMPARABLE NOI (% CHANGE OVER SAME PERIOD, PRIOR YEAR)


                     SIX MONTHS ENDED JULY 31, 2003
                     ------------------------------
                        FULL                  PRO-RATA
                   CONSOLIDATION            CONSOLIDATION
                   -------------            -------------
RETAIL                 +1.2%                   +2.1%

OFFICE                 +0.1%                   -0.3%

HOTEL                 -43.2%                  -33.5%

RESIDENTIAL            -6.3%                   -5.3%

TOTAL                  -3.5%                   -2.8%


NOTES:


SEE RECONCILIATION OF FULL CONSOLIDATION ACCOUNTING METHOD TO THE PRO-RATA CONSOLIDATION METHOD IN THE EXHIBIT SECTION.

FOREST CITY ENTERPRISES, INC.
RETAIL LEASE EXPIRATIONS
AS OF JULY 31, 2003


                                         NUMBER OF              SQUARE FEET               PERCENTAGE
                                         OF LEASES               OF LEASES                 OF TOTAL
EXPIRATION YEAR                          EXPIRING                EXPIRING                 LEASED GLA*
-------------------------------------------------------------------------------------------------------
2003                                        89                    264,772                   3.16%
2004                                       161                    520,603                   6.22%
2005                                       155                    436,051                   5.21%
2006                                       225                    570,596                   6.82%
2007                                       154                    585,505                   6.99%
2008                                       116                    442,925                   5.29%
2009                                       146                    569,987                   6.81%
2010                                       101                    448,930                   5.36%
2011                                       248                  1,087,702                  12.99%
2012                                       125                    774,045                   9.25%
2013                                        44                    254,008                   3.03%
THEREAFTER                                  80                  2,415,287                  28.87%
                                           -------------------------------------------------------
TOTAL                                      1,644                  8,370,411               100.00%
                                           =======================================================

*GLA = Gross Leasable Area.

                          RETAIL LEASE EXPIRATIONS (%)

                                    [GRAPH]

FOREST CITY ENTERPRISES, INC.
OFFICE LEASE EXPIRATIONS
AS OF JULY 31, 2003

                                          NUMBER OF              SQUARE FEET               PERCENTAGE
                                          OF LEASES               OF LEASES                 OF TOTAL
EXPIRATION YEAR                           EXPIRING                 EXPIRING                SQUARE FEET
-------------------------------------------------------------------------------------------------------
2003                                         43                     348,696                   4.55%
2004                                         77                     515,967                   6.73%
2005                                         53                     316,973                   4.14%
2006                                         42                     500,296                   6.53%
2007                                         38                     667,685                   8.71%
2008                                         38                     356,279                   4.65%
2009                                          8                      69,035                   0.90%
2010                                         16                     740,047                   9.66%
2011                                         10                     236,255                   3.08%
2012                                         11                   1,103,809                  14.41%
2013                                          8                     528,682                   6.90%
THEREAFTER                                   21                   2,278,438                  29.74%
                                            ------------------------------------------------------
  TOTAL                                     365                   7,662,162                 100.00%
                                            ======================================================


                          OFFICE LEASE EXPIRATIONS (%)

                                    [GRAPH]

FOREST CITY ENTERPRISES, INC.
SCHEDULE OF SIGNIFICANT RETAIL TENANTS
AS OF JULY 31, 2003

(BASED ON 1% OF TOTAL GLA OR GREATER)

                                                                                PERCENTAGE
                                                                                 OF TOTAL
                                                            LEASED                RETAIL
TENANT                                                    SQUARE FEET           SQUARE FEET
--------------------------------------------------------------------------------------------
REGAL ENTERTAINMENT GROUP                                  492,180                5.88%
THE GAP                                                    337,025                4.03%
TJX COMPANIES                                              272,354                3.25%
AMC ENTERTAINMENT INC.                                     209,054                2.50%
THE LIMITED                                                198,343                2.37%
AHOLD USA (STOP & SHOP)                                    177,455                2.12%
THE GREAT INDOORS (Sears)                                  157,808                1.89%
HOME DEPOT                                                 132,000                1.58%
CIRCUIT CITY                                               130,269                1.56%
LINENS-N-THINGS                                            130,045                1.55%
PATHMARK STORES, INC.                                      123,500                1.48%
CompUSA STORES                                             116,012                1.39%
FOOTLOCKER, INC.                                           110,431                1.32%
BEST BUY                                                   102,661                1.23%
ABERCROMBIE & FITCH STORES INC.                             98,123                1.17%
STAPLES                                                     90,381                1.08%
                                                         -----------------------------
 SUBTOTAL                                                2,877,641               34.40%

ALL OTHERS                                               5,492,770               65.60%
                                                         -----------------------------
  TOTAL                                                  8,370,411              100.00%
                                                         =============================

FOREST CITY ENTERPRISES, INC.
SCHEDULE OF SIGNIFICANT OFFICE TENANTS
AS OF JULY 31, 2003

(BASED ON SQUARE FOOTAGE 2% OR GREATER)

                                                                                           PERCENTAGE
                                                                                            OF TOTAL
                                                                      LEASED                 OFFICE
TENANT                                                              SQUARE FEET            SQUARE FEET
------------------------------------------------------------------------------------------------------
CITY OF NEW YORK                                                      816,190               10.65%
MILLENNIUM PHARMACEUTICALS INC                                        750,842                9.80%
U.S. GOVERNMENT                                                       579,593                7.56%
KEYSPAN ENERGY                                                        481,131                6.28%
SECURITIES INDUSTRY AUTOMATION CORP.                                  428,786                5.60%
MORGAN STANLEY COMPANY                                                419,156                5.47%
EMPIRE BLUE CROSS AND BLUE SHEILD                                     392,518                5.12%
FEDERATED INVESTORS INC.                                              345,266                4.51%
BEAR STEARNS                                                          291,044                3.80%
ALKERMES INC.                                                         210,248                2.74%
FOREST CITY ENTERPRISES, INC.                                         208,654                2.72%
                                                                    -----------------------------
  SUBTOTAL                                                          4,923,428               64.25%

ALL OTHERS                                                          2,738,734               35.75%
                                                                    -----------------------------
  TOTAL                                                             7,662,162              100.00%
                                                                    =============================

DEBT MATURITY


                                   [PICTURE]

FOREST CITY ENTERPRISES, INC.
Scheduled Maturities Table: Non-Recourse Mortgage Debt
As of July 31, 2003

                                                       2003
                           --------------------------------------------------------------
                                                                Plus
                                                            Unconsolidated
                              Full       Less Minority       Investments at   Pro-Rata
                           Consolidation    Interest           Pro-Rata     Consolidation
                           --------------------------------------------------------------
FIXED:
Fixed rate debt                43,341         8,369             16,543         51,515
UDAG                            4,911         2,292             10,895         13,514
                              -------        ------             ------        -------
Total Fixed Rate Debt          48,252        10,661             27,438         65,029

VARIABLE:
Variable rate debt            332,617        84,930             62,728        310,415
Tax Exempt                     16,660         3,365              5,510         18,805
                              -------        ------             ------        -------
Total Variable Rate Debt      349,277        88,295             68,238        329,220

TOTAL NON-RECOURSE MORTGAGE
  DEBT                        397,529        98,956             95,676        394,249
WEIGHTED AVERAGE RATE            3.96%         4.10%              4.64%          4.10%


                                                       2004
                           --------------------------------------------------------------
                                                                Plus
                                                            Unconsolidated
                              Full       Less Minority       Investments at   Pro-Rata
                           Consolidation    Interest           Pro-Rata     Consolidation
                           --------------------------------------------------------------
FIXED:
Fixed rate debt                59,572        13,114              27,542          74,000
UDAG                              365            91                --               274
                              -------        ------             -------         -------
Total Fixed Rate Debt          59,937        13,205              27,542          74,274

VARIABLE:
Variable rate debt            157,686        28,650              89,833         218,869
Tax Exempt                     36,340         1,985              31,621          65,976
                              -------        ------             -------         -------
Total Variable Rate Debt      194,026        30,635             121,454         284,845

TOTAL NON-RECOURSE MORTGAGE
  DEBT                        253,963        43,840             148,996         359,119
WEIGHTED AVERAGE RATE            4.26%         4.53%               3.84%           4.05%


                                                       2005
                           --------------------------------------------------------------
                                                                Plus
                                                            Unconsolidated
                              Full       Less Minority       Investments at   Pro-Rata
                           Consolidation    Interest           Pro-Rata     Consolidation
                           --------------------------------------------------------------
FIXED:
Fixed rate debt               133,583        16,944            41,029         157,668
UDAG                           10,876            94              --            10,782
                              -------        ------           -------         -------
Total Fixed Rate Debt         144,459        17,038            41,029         168,450

VARIABLE:
Variable rate debt             59,315        10,071            46,683          95,927
Tax Exempt                     21,000          --              40,057          61,057
                              -------        ------           -------         -------
Total Variable Rate Debt       80,315        10,071            86,740         156,984

TOTAL NON-RECOURSE MORTGAGE
  DEBT                        224,774        27,109           127,769         325,434
WEIGHTED AVERAGE RATE            5.69%         5.59%             4.70%           5.31%


                                                          2006
                              --------------------------------------------------------------
                                                                  Plus
                                                              Unconsolidated
                                   Full        Less Minority  Investments at      Pro-Rata
                              Consolidation      Interest        Pro-Rata      Consolidation
                              --------------------------------------------------------------
FIXED:
Fixed rate debt                    413,072         84,850         36,083         364,305
UDAG                                 8,050            480           --             7,570
                                   -------         ------         ------         -------
Total Fixed Rate Debt              421,122         85,330         36,083         371,875

VARIABLE:
Variable rate debt                   5,965            119          4,687          10,533
Tax Exempt                            --             --               63              63
                                   -------         ------         ------         -------
Total Variable Rate Debt             5,965            119          4,750          10,596

TOTAL NON-RECOURSE MORTGAGE
  DEBT                             427,087         85,449         40,833         382,471
WEIGHTED AVERAGE RATE                 6.44%          6.16%          7.50%           6.61%


                                                          2007
                              --------------------------------------------------------------
                                                                  Plus
                                                              Unconsolidated
                                   Full        Less Minority  Investments at      Pro-Rata
                              Consolidation      Interest        Pro-Rata      Consolidation
                              --------------------------------------------------------------

FIXED:
Fixed rate debt                    120,595         22,613         114,003         211,985
UDAG                                   402            100            --               302
                                   -------         ------         -------         -------
Total Fixed Rate Debt              120,997         22,713         114,003         212,287

VARIABLE:
Variable rate debt                  24,821          2,127          10,828          33,522
Tax Exempt                            --             --                70              70
                                   -------         ------         -------         -------
Total Variable Rate Debt            24,821          2,127          10,898          33,592

TOTAL NON-RECOURSE MORTGAGE
  DEBT                             145,818         24,840         124,901         245,879
WEIGHTED AVERAGE RATE                 6.72%          6.99%           7.19%           6.93%



                                                       THEREAFTER
                              --------------------------------------------------------------
                                                                  Plus
                                                              Unconsolidated
                                   Full        Less Minority  Investments at      Pro-Rata
                              Consolidation      Interest        Pro-Rata      Consolidation
                              --------------------------------------------------------------
FIXED:
Fixed rate debt                    1,506,125         272,391         321,018         1,554,752
UDAG                                  51,112          10,547             966            41,531
                                   ---------         -------         -------         ---------
Total Fixed Rate Debt              1,557,237         282,938         321,984         1,596,283

VARIABLE:
Variable rate debt                   157,526           4,174           3,459           156,811
Tax Exempt                            31,000           6,200           2,524            27,324
                                   ---------         -------         -------         ---------
Total Variable Rate Debt             188,526          10,374           5,983           184,135

TOTAL NON-RECOURSE MORTGAGE
  DEBT                             1,745,763         293,312         327,967         1,780,418
WEIGHTED AVERAGE RATE                   6.50%           6.76%           7.01%             6.55%

                                                       TOTAL
                              --------------------------------------------------------------
                                                                  Plus
                                                              Unconsolidated
                                   Full        Less Minority  Investments at      Pro-Rata
                              Consolidation      Interest        Pro-Rata      Consolidation
                              --------------------------------------------------------------

FIXED:
Fixed rate debt                    2,276,288         418,281         556,218         2,414,225
Weighted average rate                   6.98%           6.90%           7.44%             7.10%

UDAG                                  75,716          13,604          11,862            73,974
Weighted average rate                   2.02%           2.24%           7.35%             2.83%

Total Fixed Rate Debt              2,352,004         431,885         568,080         2,488,199

VARIABLE:
Variable rate debt                   737,930         130,071         218,218           826,077
Weighted average rate                   3.73%           3.84%           3.34%             3.61%

Tax Exempt                           105,000          11,550          79,845           173,295
Weighted average rate                   1.97%           1.71%           2.08%             2.03%

Total Variable Rate Debt             842,930         141,621         298,063           999,372

TOTAL NON-RECOURSE MORTGAGE
  DEBT                             3,194,934         573,506         866,143         3,487,571
WEIGHTED AVERAGE RATE                   5.95%           5.99%           5.91%             5.93%



[GRAPH]

EXHIBITS

                                   [PICTURE]

                                               NET OPERATING INCOME (In Thousands)
                                  ----------------------------------------------------------------
                                                  Six Months Ended July 31, 2003
                                  ----------------------------------------------------------------
                                                              Plus
                                                            Unconsol-      Plus
                                   Full           Less       idated       Discont-        Pro-Rata
                                  Consol-       Minority    Investments    inued          Consol-
                                  idation       Interest    at Pro-Rata  Operations       idation
                                  ----------------------------------------------------------------
COMMERCIAL GROUP
 RETAIL
  Comparable                      54,648          8,425        10,658        --            56,881
  -----------------------------------------------------------------------------------------------
  Total                           65,820         11,709        10,658        --            64,769
 OFFICE BUILDINGS
  Comparable                      60,025         10,859         2,191        --            51,357
  -----------------------------------------------------------------------------------------------
  Total                           76,319         13,684         2,191        --            64,826
 HOTELS
  Comparable                       4,873            427         1,275        --             5,721
  -----------------------------------------------------------------------------------------------
  Total                           12,701          4,033         1,275        --             9,943
 OTHER                             6,385            550         2,108        --             7,943
TOTAL COMMERCIAL GROUP
  Comparable                     119,546         19,711        14,124        --           113,959
  -----------------------------------------------------------------------------------------------
  Total                          161,225         29,976        16,232        --           147,481
RESIDENTIAL GROUP
  Comparable                      41,914            265         7,943        --            49,592
  -----------------------------------------------------------------------------------------------
  Total                           55,805            886        11,726        (62)          66,583
TOTAL REAL ESTATE GROUPS
  Comparable                     161,460         19,976        22,067        --           163,551
  -----------------------------------------------------------------------------------------------
  Total                          217,030         30,862        27,958        (62)         214,064
LAND DEVELOPMENT GROUP            14,402          1,118           501        --            13,785
LUMBER TRADING GROUP               1,998           --            --          --             1,998
CORPORATE GROUP                  (12,378)          --            --          --           (12,378)
-------------------------------------------------------------------------------------------------
GRAND TOTAL                      221,052         31,980        28,459        (62)         217,469
=================================================================================================


                                                                   NET OPERATING INCOME (In Thousands)
                                --------------------------------------------------------------------------------------------------
                                                  Six Months Ended July 31, 2002                                % Change
                                -------------------------------------------------------------------       ------------------------
                                                                Plus
                                                              Unconsol-      Plus
                                   Full           Less          idated      Discont-       Pro-Rata         Full          Pro-Rata
                                 Consol-        Minority      Investments    inued         Consol-         Consol-         Consol-
                                 idation        Interest      at Pro-Rata  Operations      idation         idation         idation
                                -------------------------------------------------------------------       ------------------------
COMMERCIAL GROUP
 RETAIL
  Comparable                      53,988          7,997         9,693         --            55,684            1.2%          2.1%
  ------------------------------------------------------------------------------------------------
  Total                           57,781          9,137         9,693        1,943          60,280
 OFFICE BUILDINGS
  Comparable                      59,987         10,708         2,231         --            51,510            0.1%         (0.3%)
  ------------------------------------------------------------------------------------------------
  Total                           67,176         13,321         2,231         --            56,086
 HOTELS
  Comparable                       8,577          1,273         1,302         --             8,606          (43.2%)       (33.5%)
  ------------------------------------------------------------------------------------------------
  Total                           11,775          2,582         1,302         --            10,495
 OTHER                            (2,338)           469            68         --            (2,739)
TOTAL COMMERCIAL GROUP
  Comparable                     122,552         19,978        13,226         --           115,800           (2.5%)        (1.6%)
  ------------------------------------------------------------------------------------------------
  Total                          134,394         25,509        13,294        1,943         124,122
RESIDENTIAL GROUP
  Comparable                      44,725            274         7,925         --            52,376           (6.3%)        (5.3%)
  ------------------------------------------------------------------------------------------------
  Total                           43,758            501         9,142          359          52,758
TOTAL REAL ESTATE GROUPS
  Comparable                     167,277         20,252        21,151         --           168,176           (3.5%)        (2.8%)
  ------------------------------------------------------------------------------------------------
  Total                          178,152         26,010        22,436        2,302         176,880
LAND DEVELOPMENT GROUP            19,425          1,224         1,100         --            19,301
LUMBER TRADING GROUP               1,476           --            --           --             1,476
CORPORATE GROUP                   (9,630)          --            --           --            (9,630)
--------------------------------------------------------------------------------------------------
GRAND TOTAL                      189,423         27,234        23,536        2,302         188,027
==================================================================================================

RECONCILIATION OF NET OPERATING INCOME TO NET EARNINGS:

                                                                                   SIX MONTHS ENDED JULY 31, 2003
                                                                  ---------------------------------------------------------------
                                                                                                PLUS
                                                                                              UNCONSOL-      PLUS
                                                                    FULL           LESS        IDATED       DISCONT-      PRO-RATA
                                                                  CONSOL-        MINORITY    INVESTMENTS     INUED        CONSOL-
                                                                  IDATION        INTEREST    AT PRO-RATA   OPERATIONS     IDATION
                                                                  ----------------------------------------------------------------
Revenues                                                          $ 495,993      $ 77,019      $ 112,685      $ 687      $ 532,346
Exclude straight-line rent adjustment (1)                            (4,782)         --             --         --           (4,782)
Add back equity method depreciation expense (see below)              14,483          --          (14,236)      --              247
                                                                  ----------------------------------------------------------------
ADJUSTED REVENUES                                                   505,694        77,019         98,449        687        527,811
Operating expenses                                                  284,972        45,039         69,910        749        310,592
Add back depreciation and amortization for non-Real
  Estate Groups (a)                                                   1,921          --               80       --            2,001
Exclude straight-line rent adjustment (2)                            (2,251)         --             --         --           (2,251)
                                                                  ----------------------------------------------------------------
ADJUSTED OPERATING EXPENSES                                         284,642        45,039         69,990        749        310,342
                                                                  ----------------------------------------------------------------
NET OPERATING INCOME                                                221,052        31,980         28,459        (62)       217,469

Interest expense                                                    (92,392)      (15,510)       (28,459)      --         (105,341)

Loss (gain) on early extinguishment of debt                         (10,718)           98           --         --          (10,816)

Provision for decline in real estate                                 (2,728)         (331)          --         --           (2,397)

Depreciation and amortization (a)                                   (58,837)       (9,138)       (14,236)       (57)       (63,992)

Straight-line rent adjustment (1) + (2)                               2,531          --             --         --            2,531

Equity method depreciation expense (see above)                      (14,483)         --           14,236       --             (247)

(Loss) gain on disposition of other investments                        (431)         --             --           88           (343)
                                                                  ----------------------------------------------------------------
EARNINGS BEFORE INCOME TAXES                                         43,994         7,099           --          (31)        36,864

Income tax (provision) benefit                                      (15,481)         --             --           12        (15,469)
                                                                  ----------------------------------------------------------------
EARNINGS BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS        28,513         7,099           --          (19)        21,395


Minority interest                                                    (7,099)       (7,099)          --         --             --
                                                                  ----------------------------------------------------------------
EARNINGS FROM CONTINUING OPERATIONS                                  21,414          --             --          (19)        21,395

Discontinued operations, net of tax and minority interest:
   (Loss) earnings from operations                                      (72)         --             --           72           --
   Gain on disposition of operating properties                           53          --             --          (53)          --
                                                                  ----------------------------------------------------------------
                                                                        (19)         --             --           19           --
                                                                  ----------------------------------------------------------------
NET EARNINGS                                                      $  21,395      $   --        $    --        $--        $  21,395
                                                                  ================================================================

 (a) Depreciation and amortization per above                      $  58,837      $  9,138      $  14,236      $  57      $  63,992
     Depreciation and amortization - Non-Real Estate Groups           1,921          --               80       --            2,001
                                                                  ----------------------------------------------------------------
     Total depreciation and amortization                          $  60,758      $  9,138      $  14,316      $  57      $  65,993
                                                                  ================================================================


                                                                                   SIX MONTHS ENDED JULY 31, 2002
                                                                  ---------------------------------------------------------------
                                                                                                PLUS
                                                                                              UNCONSOL-      PLUS
                                                                    FULL           LESS        IDATED       DISCONT-      PRO-RATA
                                                                  CONSOL-        MINORITY    INVESTMENTS     INUED        CONSOL-
                                                                  IDATION        INTEREST    AT PRO-RATA   OPERATIONS     IDATION
                                                                  -----------------------------------------------------------------
Revenues                                                          $ 448,339      $ 61,886      $ 88,842      $ 5,091      $ 480,386
Exclude straight-line rent adjustment (1)                            (4,565)         --            --            (27)        (4,592)
Add back equity method depreciation expense (see below)              12,272          --         (12,034)        --              238
                                                                  -----------------------------------------------------------------
ADJUSTED REVENUES                                                   456,046        61,886        76,808        5,064        476,032
Operating expenses                                                  267,975        34,652        53,199        2,762        289,284
Add back depreciation and amortization for non-Real                   2,109          --              73         --            2,182
Estate Groups (a)
Exclude straight-line rent adjustment (2)                            (3,461)         --            --           --           (3,461)
                                                                  -----------------------------------------------------------------
ADJUSTED OPERATING EXPENSES                                         266,623        34,652        53,272        2,762        288,005
                                                                  -----------------------------------------------------------------
NET OPERATING INCOME                                                189,423        27,234        23,536        2,302        188,027

Interest expense                                                    (88,135)      (16,445)      (23,536)        (822)       (96,048)

Loss (gain) on early extinguishment of debt                            (380)         --            --           --             (380)

Provision for decline in real estate                                   --            --            --           --             --

Depreciation and amortization (a)                                   (52,259)       (8,935)      (12,034)        (655)       (56,013)

Straight-line rent adjustment (1) + (2)                               1,104          --            --             27          1,131

Equity method depreciation expense (see above)                      (12,272)         --          12,034         --             (238)

(Loss) gain on disposition of other investments                        (116)         --            --           --             (116)
                                                                  -----------------------------------------------------------------
EARNINGS BEFORE INCOME TAXES                                         37,365         1,854          --            852         36,363

Income tax (provision) benefit                                      (13,709)         --            --            165        (13,544)
                                                                  -----------------------------------------------------------------
EARNINGS BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS        23,656         1,854          --          1,017         22,819


Minority interest                                                    (1,854)       (1,854)         --           --             --
                                                                  -----------------------------------------------------------------
EARNINGS FROM CONTINUING OPERATIONS                                  21,802          --            --          1,017         22,819

Discontinued operations, net of tax and minority interest:
   (Loss) earnings from operations                                    1,017          --            --         (1,017)          --
   Gain on disposition of operating properties                         --            --            --           --             --
                                                                  -----------------------------------------------------------------
                                                                      1,017          --            --         (1,017)          --
                                                                  -----------------------------------------------------------------
NET EARNINGS                                                      $  22,819      $   --        $   --        $  --        $  22,819
                                                                  =================================================================

 (a) Depreciation and amortization per above                      $  52,259      $  8,935      $ 12,034      $   655      $  56,013
     Depreciation and amortization - Non-Real Estate Groups           2,109          --              73         --            2,182
                                                                  ----------------------------------------------------------------
     Total depreciation and amortization                          $  54,368      $  8,935      $ 12,107      $   655      $  58,195
                                                                  =================================================================